IMPROVED PROPERTY COMMERCIAL CONTRACT


1.   PARTIES:  McNEIL  INTERESTS.  INC. a Texas corporation ("Seller") agrees to
               -----------------
     sell  and  convey  to  RCI  HOLDINGS. INC a Texas corporation ("Buyer") and
                            ------------------
     Buyer  agrees  to  buy  from  Seller  the  Property  described  below.

2.   PROPERTY:

     A. The property sold by this Contract is called the "Property," The Property is the Building and land commonly known as 9009 Airport Blvd., Houston, Harris County, Texas totaling approximately 99,085 square feet comprised of Reserve B & Reserve C located at 9009 Airport Blvd., Houston, Harris County, Texas, together with improvements to the Land and all water capacity, waste water capacity, and any other rights belonging to Seller associated with the Property, being more particularly described by metes and bounds on Exhibit "A" attached or to be attached hereto and made a part hereof for all purposes.

     B.   The  Property  is  sold  together  with:
          (1)  all  improvements  thereon  and  fixtures;
          (2) all rights, privileges, and appurtenances pertaining to the Property, including Seller's right, title, and interest in any minerals, utilities, adjacent streets, alleys, strips, gores, and rights-of-way;
          (3) Seller's interest in all leases, rents, and security deposits for all or part of the Property, if any;
          (4) Seller's interest in all licenses and permits related to the Property;
          (5) Seller's interest in all third party warranties or guaranties, if transferable, relating to the Property or any fixtures; and
          (6)  the  following  personal  property:______________________________

     (Describe any exceptions, reservations, or restrictions in Paragraph 11 or an addendum.)
     (If  the  Property  is  a  condominium,  attach  condominium  addendum.)

3. SALES I PRICE: At or before closing, Buyer will pay the following sales price for the Property:
      A.     Cash portion payable by Buyer at closing. . . . . . $   500,000.00
      B.     Non-cash portion of Sales Price . . . . . . . . . . $   800,000.00*
      C.     Sales price (sum of A and B). . . . . . . . . . . . $ 1,300,000.00

     * Non-cash portion of the Sales Price shall be 160,000 shares of restricted common stock of the Rick's Cabaret International, Inc. ("Rick's"), trading under the NASDAQ Symbol RICK (the "Shares"). See additional terms of non-cash portion of the Sales Price under Paragraph 11A.

4. FINANCING: Buyer will finance the portion of the sales price under Paragraph 3B as follows: (Check all that apply.)

 [_] A.   Third  Party  Financing:  A third party note(s) in the total amount of
          -----------------------
          $_______________.  This  Contract:

      [_] (1)  is  not  contingent  upon  Buyer obtaining third party financing.
                   ---
      [_] (2) is contingent upon Buyer obtaining third party financing in accordance with the attached Financing Addendum.

 [_] B.   Assumption:  In accordance with the attached Financing Addendum, Buyer
          -----------
          will assume the unpaid principal balance of the first lien promissory note, which balance at closing will be $_______________.

 [_] C.   Seller  Financing:  None.
          -----------------

5. EARNEST MONEY: Not later than 3 days after the effective date, Buyer must deposit $ 5.000.00 as earnest money with AmeriTrust Title Company (escrow
              -----------                       ------------------------
     agent)  at  11211 Katy Freeway. Suite 150. Houston. Texas 77079. attention:
                 ---------------------------------------------------------------
     Joyce  Whitacre  (escrow agent's address). If Buyer fails to timely deposit
     ---------------
     the earnest money, Seller may terminate this Contract by providing written notice to Buyer before Buyer deposits the earnest money and may exercise Seller's remedies under Paragraph 15. Buyer may instruct the escrow agent to deposit the earnest money in an interest-bearing account at a federally insured financial institution and to credit any interest to Buyer.


Initiated for identification by Buyer_____, and Seller _____.       Page 1 of 11

                Improved Property Commercial Contract concerning
            9009 Airport Blvd., Houston, Harris County, Texas 77061
            -------------------------------------------------------


6.   TITLE  POLICY,  SURVEY,  AND  UCC  SEARCH:

     A.   Title  Policy:
          -------------

          (1) Seller will furnish Buyer an Owner's Policy of Title Insurance (the title policy) issued by AMERITRUST TITLE COMPANY (the title company) in the amount of the Sales Price, dated at or after closing, insuring Buyer against loss under the title policy, subject only to:
               (a) those title exceptions permitted by this Contract or as may be approved by Buyer in writing; and
               (b) the standard printed exceptions contained in the promulgated form of title policy unless this Contract provides otherwise.

               The cost for the title policy will be split between the Seller and Buyer.

          (2) The standard printed exception as to area boundaries: (Check (a) or (b) only.)

           [_] (a)  will  not  be  deleted  from  the  title  policy.

           [X] (b)  will  be amended to read "shortages in areas" at the expense
                    of   [_] Buyer   [X] Seller.

          (3) Buyer may object to any restrictive covenants on the Property within the time required under Paragraph 6D.

          (4)  Within  fifteen  (15)  days after the effective date, Seller will
                       -------------
               furnish Buyer a commitment for title insurance (the commitment) including legible copies of recorded documents evidencing title exceptions. Seller authorizes the title company to deliver the commitment and related documents to Buyer at Buyer's address.

     B.   Survey:
          -------

          (1)  Within thirty (30) days after the effective date: (Check all that
                      -----------
               apply.)

               [_] (a) Buyer will obtain a survey of the Property at Buyer's expense and deliver a copy of the survey to Seller.

               [X] (b) Seller will furnish Buyer a survey of the Property dated after the effective date. The cost of the survey will be split between the Seller and Buyer.

                    -OR-

               [X] (c) Seller will deliver a true and correct copy of Seller's existing survey of the Property dated less than one (1) year from the Closing. Seller, at Seller's expense:
                    [X]  (i) will have the existing survey recertified on a date not  earlier  than  30  days  prior  to  closing.
                    [_]  (ii)  will  not  have  the existing survey recertified.

          (2) The survey required under Paragraph 6B(1) must be made by a Registered Professional Land Surveyor acceptable to the title company. The survey must:
               (a) identify the Property by metes and bounds or platted lot description;
               (b) show that the survey was made and staked on the ground with corners permanently marked;
               (c)  set  forth  the  dimensions  and total area of the Property;
               (d) show the location of all improvements, highways, streets, roads, railroads, rivers, creeks or other waterways, fences, easements, and rights-of-way on the Property with all easements and rights-of-way referenced to their recording information;
               (e) show any discrepancies or conflicts in boundaries, any visible encroachments, and any portion of the Property lying within the 100-year flood plain as shown on the current Federal Emergency Management Agency map;
               (f) contain the surveyor's certificate that the survey is true and correct; and
               (g) be sufficient for the Title Company to delete the printed exception as to area boundaries on the Owner's Title Policy.


Initiated for identification by Buyer_____, and Seller _____.       Page 2 of 11

                Improved Property Commercial Contract concerning
            9009 Airport Blvd., Houston, Harris County, Texas 77061
            -------------------------------------------------------


     C.   UCC  Search:
          -----------

      [X] (1)  Within  fifteen  (15)  days  after the effective date, Seller, at
                       -------------
               Seller's  expense,  will  furnish Buyer a Uniform Commercial Code
               (UCC) search prepared by a reporting service and dated after the effective date. The search must identify documents that are on file with the Texas Secretary of State and the county where the Property is located that relate to all personal property on the Property and show, as debtor, Seller and all other owners of the personal property in the last 5 years.

      [_] (2)  Buyer  does  not  require  Seller  to  furnish  a  UCC  search,

     D.   Buyer's  Objections  to  the  Commitment,  Survey,  and  UCC  Search:

          (1)  Within  fifteen  (15)  days  after Buyer receives the commitment,
                       -------------
               copies of the documents evidencing title exceptions, any required survey, and any required UCC search, Buyer may object to matters disclosed in the items if:
               (a) the matters disclosed constitute a defect or encumbrance to title to the real or personal property described in Paragraph 2 other than those permitted by this Contract or liens that Seller will satisfy at closing or Buyer will assume at closing; or
               (b) the items show that any part of the Property lies in a special flood hazard area (an "A" or "V" zone as defined by FEMA);.

          (2) Seller may, but is not obligated to, cure Buyer's timely objections within 20 days after Seller receives the objections. The closing date will be extended as necessary to cure the objections. If Seller fails to cure the objections by the time required, Buyer may terminate this Contract by providing written notice to Seller within 5 days after the time by which Seller must cure the objections. If Buyer terminates, the earnest money, less the independent consideration paid for Buyer's right to terminate under Paragraph 7B(3), will be refunded to Buyer.

          (3) Buyer's failure to timely object or terminate under this Paragraph 6D is a waiver of Buyer's right to object except that Buyer will not waive the requirements in Schedule C of the commitment.

7.   PROPERTY  CONDITION:  (Check  A  or  B  only.)

 [X] A.   Present  Condition:  (Check  (1)  or  (2)  only.)

      [X] (1) Buyer accepts the Property in its present "as-is" condition; however, all systems and equipment, including the telephone equipment, must be in good working order at the time of Closing.

      [_] (2) Buyer accepts the Property in its present condition except that Seller, at Seller's expense, will complete the following before closing:____________________________________________________
               ____________________________________________________________.


 [X] B.   Feasibility  Period  and  Right  to  Terminate:

          (1)  Delivery  of  Property Information: Within twenty (20) days after
               ----------------------------------         -----------
               the effective date, Seller will deliver to Buyer the following items to the extent that the items are in Seller's possession or are readily available to Seller. Any item not delivered is deemed not to be in Seller's possession or readily available to Seller. The items Seller will deliver are:
               (a) copies of all current service, maintenance, and management agreements relating to the ownership and operation of the Property;
               (b) copies of current utility capacity letters from the Property's water and sewer service provider;
               (c) copies of all current warranties and guaranties relating to all or part of the Property;
               (d)  copies  of  fire,  hazard,  liability,  and  other insurance policies  that  currently  relate  to  the  Property;
               (e)  copies  of  all  leasing  or  commission  agreements  that currently  relate  to  all  or  part  of  the  Property;
               (f) a copy of the "as-built" plans and specifications of the Property;
               (g) copies of all invoices for utilities and repairs incurred by Seller for the Property in the 24 months immediately preceding the effective date;


Initiated for identification by Buyer_____, and Seller _____.       Page 3 of 11

                Improved Property Commercial Contract concerning
            9009 Airport Blvd., Houston, Harris County, Texas 77061
            -------------------------------------------------------

               (h) copies of all previous environmental assessments, studies, or analyses made on or relating to the Property; and
               (i) real and personal property tax statements for the Property for the previous 2 calendar years.

          (2)  Inspections,  Studies,  or  Assessments:

               (a)  Within  twenty (20) days after the effective date, Buyer, at
                            -----------
                    Buyer's expense, may complete or cause to be completed inspections, studies, or assessments of the Property, including all improvements and fixtures. Inspections, studies, or assessments may include, but are not limited to:
                    (i) physical property inspections (for example, structural pest control, mechanical, structural, electrical, and plumbing Inspections);
                    (ii)  economic  feasibility  studies;
                    (iii) environmental  assessments  (for example, soil tests, air  sampling,  and  paint  sampling);
                    (iv)  engineering  studies;
                    (v) compliance inspections (for example, compliance determination with zoning ordinances, restrictions, building codes, and statutes); and
                    (vi) negotiating with the authorities in Hempstead, Texas to secure a zoning change to permit Buyer's automobile body shop and relating activities.

               (b) Seller, at Seller's expense, will turn on all utilities necessary for Buyer to make inspections, studies, or assessments.

               (c) In connection with Buyer's inspections, studies, and assessments, Buyer must:
                    (i) employ only trained and qualified inspectors and assessors;
                    (ii) notify  Seller,  in  advance, of when the inspectors or assessors  will  be  on  the  Property;
                    (iii)  abide  by  any reasonable entry rules or requirements that  Seller  may  require;
                    (iv) not  interfere with existing operations or occupants of the  Property;  and
                    (v) restore the Property to its original condition if altered due to inspections, studies, or assessments that Buyer completes or causes to be completed.

               (d) Except for those matters that arise from the negligence of Seller or Seller's agents, Buyer is responsible for any claim, liability, encumbrance, cause of action, and expense resulting from Buyer's inspections, studies, or assessments, including any property damage or personal injury. Buyer will indemnify, hold harmless, and defend Seller and Seller's agents against any claim involving a matter for which Buyer is responsible under this paragraph.

          (3)  Feasibility  Period  and  Right to Terminate: Buyer may terminate
               ---------------------------------------------
               this  Contract  for  any reason within twenty (20) days after the
                                                      -----------
               effective date by providing Seller with written notice of termination. If Buyer does not terminate within the time required, Buyer accepts the Property in its PRESENT "AS IS" CONDITION subject to the provisions of Paragraph 7A(1) herein. (Check only one box.)

           [X] (a) If Buyer terminates under this Paragraph 7B(3), the earnest money will be refunded to Buyer less $ 100.00 that Seller
                                                            --------
                    will retain as independent consideration for Buyer's right to terminate. Buyer has tendered the independent consideration to Seller upon payment of the full amount specified in Paragraph 5 to the escrow agent. The independent consideration is to be credited to the sales price only upon closing of the sale.

           [_] (b) Buyer has paid Seller $__________ as independent consideration for Buyer's right to terminate by tendering such amount directly to Seller or Seller's agent. If Buyer terminates under this Paragraph 7B(3), the earnest money will be refunded to Buyer and Seller will retain the independent consideration. The independent consideration [_] will [_] will not be credited to the sales price upon closing of the sale.

          (4)  Return  of  Property Information: If this Contract terminates for
               ---------------------------------
               any reason, Buyer will, not later than 10 days after the termination date: (a) return to Seller all those items described in Paragraph 7B(1) that Seller delivered to Buyer and all copies that Buyer made of those items; and (b) deliver copies of all inspection and assessment reports (excluding economic feasibility studies) related to the


Initiated for identification by Buyer_____, and Seller _____.       Page 4 of 11

                Improved Property Commercial Contract concerning
            9009 Airport Blvd., Houston, Harris County, Texas 77061
            -------------------------------------------------------


               Property that Buyer completed or caused to be completed. This Paragraph 7B(4) survives termination.
          (5)  Contracts  Affecting Operations: After Buyer's right to terminate
               --------------------------------
               under Paragraph 7B(3) expires, Seller may not enter into, amend, or terminate any other contract that affects the operations of the Property without Buyer's prior written approval.

8.   BROKERS:

     A.   The  brokers  to  this  sale  are:  NONE


          ------------------------------------------------     ------------------------------------
          Listing Broker           License No.                 Other Broker             License No.
          Listing Broker:                                      Other Broker represents Buyer.
          [_]  represents Seller.
          [_]  acts as an intermediary between Seller and Buyer.

     B.   Fees:  (Check (1) or (2) only.)  N/A
          -----

      [_] (1) Seller will pay Listing Broker the fee specified by separate written commission agreement between Listing Broker and Seller. Listing Broker will pay Other Broker the fee specified in the Agreement Between Brokers found below the parties' signatures to this Contract.

      [_] (2)  At  closing,  Seller  will  pay:

               Listing Broker a total cash fee of:     Other Broker a total cash fee of:
               [_] ___% of the sales price.            [_] ___% of the sales price.
               [_] ______________________________.     [_] ______________________________.

               The cash fees will be paid in_______________County, Texas. Seller authorizes escrow agent to pay the brokers from Seller's proceeds at closing.

               NOTICE: Chapter 62, Texas Property Code, authorizes a broker to secure an earned commission with a lien against the Property.

     C. The parties may not amend this Paragraph 8 without the written consent of the brokers affected by the amendment.

9.   CLOSING:

     A.   The closing of the sale will be on or before thirty (30) days from the
                                                       -------------------------
          Effective  Date  or  within 7 days after objections to title have been
          ---------------
          cured, whichever date is later (the closing date). If either party fails to close by the closing date, the non-defaulting party may exercise the remedies in Paragraph 15.

     B. At closing, Seller will execute and deliver, at Seller's expense, a [X] general [_] special warranty deed. The deed must include a vendor's lien if any part of the sales price is financed. The deed must convey good and indefeasible title to the Property and show no exceptions other than those permitted under Paragraph 6 or other provisions of this Contract. Seller must convey the Property at closing:
          (1)  with  no  liens, assessments, or Uniform Commercial Code or other security interests against the Property which will not be satisfied out of the sales price unless securing loans Buyer assumes;
          (2)  without  any  assumed  loans  in  default;  and
          (3)  with  no  persons  in  possession  of any part of the Property as lessees, tenants at sufferance, or trespassers except tenants under the written leases assigned to Buyer under this Contract.

     C.   At  closing,  Seller,  at  Seller's  expense,  will  also  deliver:
          (1)  tax  statements  showing  no  delinquent  taxes  on the Property;
          (2) a bill of sale with warranties to title conveying title, free and clear of all liens, to any personal property defined as part of the Property in Paragraph 2 or sold under this Contract;
          (3)  an  assignment  of  all  leases  to  or  on  the  Property;
          (4) to the extent that the following items are assignable, an assignment to Buyer of the following items as they relate to the Property or its operations:
               (a)  licenses  and  permits;
               (b)  maintenance,  management,  and  other  contracts;  and
               (c)  warranties  and  guaranties;


Initiated for identification by Buyer_____, and Seller _____.       Page 5 of 11

                Improved Property Commercial Contract concerning
            9009 Airport Blvd., Houston, Harris County, Texas 77061
            -------------------------------------------------------


          (5) a rent roll current on the day of the closing certified by Seller as true and correct;
          (6) evidence that the person executing this Contract is legally capable and authorized to bind Seller; and
          (7) any notices, statements, certificates, or other documents required by this Contract or law necessary to convey the Property, all of which must be completed and executed by Seller as necessary.

     D.   At  closing,  Buyer  will:
          (1) pay the cash portion of the Sales Price in good funds acceptable to the escrow agent;
          (2) enter a promissory note in the amount of the deferred Sales Price and all security documents;
          (3) deliver evidence that the person executing this Contract is legally capable and authorized to bind Buyer; and
          (4) execute and deliver any notices, statements, certificates, or other documents required by this Contract or law necessary to close the sale.

     E. Unless the parties agree otherwise, the closing documents will be as found in the basic forms in the current edition of the State Bar of Texas Real Estate Forms Manual without any additional clauses.

10. POSSESSION: Seller will deliver possession of the Property to Buyer upon closing and funding of this sale in its present condition subject to the requirements of Paragraph 7(A)(1), with any repairs Seller is obligated to complete under this Contract, ordinary wear and tear excepted. Until closing, Seller will operate the Property in the same manner as on the effective date and will not transfer or dispose of any of the personal property described in Paragraph 2B or sold under this Contract. Any possession by Buyer before closing or by Seller after closing that is not authorized by a separate written lease agreement is a landlord-tenant at sufferance relationship between the parties.

11. SPECIAL PROVISIONS: (Identify exhibit if special provisions are contained in an attachment.)

     A.   Additional  terms to non-cash portion of Sales Price: "Put" Option: On
                                                                -------------
          or after nine (9) months from the date of filing the registration statement with the SEC, hereinafter defined. Seller shall have the right, but not the obligation, to have Buyer purchase from Seller a total of 160,000 Shares of Rick's common stock at a rate of 10,000 Shares per month (the "Monthly Shares") at a price of $5.00 per share (the "Share Value") until such time as Seller receives a total of $800,000 from the sale of the Shares (the "Put Option").

          At Buyer's election, during any given month, it may either buy the Monthly Shares, or if Buyer elects not to buy the Monthly Shares from Seller, then Seller shall sell the Monthly Shares in the open market. Any deficiency between the amount Seller receives from the sale of the Monthly Shares and the Share Value shall be paid by Buyer within three
          (3) days of the date of sale of the Monthly Shares during that particular month. Seller shall give Buyer written notice of its election to "Put" the Monthly Shares to Buyer during any particular month. Upon such written notice, Buyer shall have three (3) business days to elect to buy the Monthly Shares from Seller or instruct Seller to sell the Monthly Shares in the open market. Buyer's obligation under the Put Option to purchase the Monthly Shares from Seller shall terminate and cease at such time as Seller has received a total of $800,000 from the sale of the Shares. Seller agrees to provide monthly statements to Buyer as to the total number of Shares which it has sold and the amount of proceeds derived therefrom. Nothing to be contained in the definitive agreement shall limit or preclude Seller from selling the Shares in the open market or require Seller to "Put" the Shares to Buyer during any given month.

          Registration Rights: Buyer agrees to file a Registration Statement under the Securities Act of 1933, as amended (the "Act") within forty-five (45) days after Closing with the Securities and Exchange Commission ("SEC") on Form SB-2 or Form S-3 or other similar form (except on Form S-8 or Form S-4) to register for resale of the Shares (the "Registration Statement"). Buyer will use its best efforts to cause the Registration Statement to become effective under the Act (the "Act Effective Date"), as promptly as is practical and to keep the Registration Statement continuously effective under the Act for a period of the earlier of (I) two years from the Act Effective Date, or
          (ii) until all of the Shares which were registered for re-sale have been sold.

     B. Notwithstanding any other language contained herein to the contrary, Seller shall assign to Buyer at Closing those certain lease agreements between Seller and its current tenants. Such assignment shall be without any warranties other than title.


Initiated for identification by Buyer_____, and Seller _____.       Page 6 of 11

                Improved Property Commercial Contract concerning
            9009 Airport Blvd., Houston, Harris County, Texas 77061
            -------------------------------------------------------


12.  SALES EXPENSES:

     A.   Seller's  Expenses:  Seller  will  pay for the following in cash at or
          ------------------
          before  closing:
          (1) releases of existing liens, other than those liens assumed by Buyer, including prepayment penalties and recording fees;
          (2)  release  of  Seller's  loan  liability,  if  applicable;
          (3)  tax  statements  or  certificates;
          (4)  preparation  of  the  deed  and  any  bill  of  sale;
          (5)  one-half  of  any  escrow  fee;
          (6) costs to record any documents to cure title objections that Seller must cure; and
          (7) other expenses that Seller will pay under other provisions of this Contract.

     B.   Buyer's  Expenses:  Buyer  will  pay  for  the following in cash at or
          -----------------
          before  closing:
          (1) all loan fees or expenses (for example, application fees, origination fees, discount fees, appraisal fees, assumption fees, recording fees, tax service fees, mortgagee title policy expenses, credit report fees, document preparation fees, interest expense that Buyer's lender requires Buyer to pay at closing, and other fees required by Buyer's lender);
          (2)  preparation  fees  of  any  deed  of  trust;
          (3)  recording  fees  for  the  deed  and  any  deed  of  trust;
          (4) premiums for flood and hazard insurance as may be required by Buyer's lender;
          (5)  one-half  of  any  escrow  fee;
          (6) copy and delivery fees for delivery of the title commitment and related documents; and
          (7) other expenses that Buyer will pay under other provisions of this Contract.

13.  PRORATIONS,  ROLLBACK  TAXES,  ESTOPPEL  CERTIFICATES,  RENT, AND DEPOSITS:

     A.   Prorations:
          -----------
          (1) Interest on any assumed loan, taxes, rents, and any expense reimbursements from tenants will be prorated through the closing date.
          (2) If the amount of ad valorem taxes for the year in which the sale closes is not available on the closing date, taxes will be prorated on the basis of taxes assessed in the previous year. If the taxes for the year in which the sale closes vary from the amount prorated at closing, the parties will adjust the prorations when the tax statements for the year in which the sale closes become available. This Paragraph 13A(2) survives closing.

     B.   Rollback  Taxes:  If  Seller  changes  the  use of the Property before
          ---------------
          closing or if a denial of a special valuation on the Property claimed by Seller results in the assessment of additional taxes, penalties, or interest (assessments) for periods before closing, the assessments will be the obligation of Seller. If this sale or Buyer's use of the Property after closing results in additional assessments for periods before closing, the assessments will be the obligation of Buyer. This Paragraph 13B survives closing.

14.  CASUALTY  LOSS  AND  CONDEMNATION:

     A. If any part of the Property is damaged or destroyed by fire or other casualty after the effective date, Seller must restore the Property to its previous condition as soon as reasonably possible and not later than the closing date. If, without fault, Seller is unable to do so, Buyer may:
          (1} terminate this Contract and the earnest money, less the independent consideration paid for Buyer's right to terminate under Paragraph 7B(3), will be refunded to Buyer;
          (2) extend the time for performance up to 15 days and the closing date will be extended as necessary; or
          (3)  accept  at  closing;  (i)  the Property in its damaged condition;
               (ii) an assignment of any insurance proceeds Seller is entitled to receive along with the insurer's consent to the assignment; and (iii) a credit to the sales price in the amount of any unpaid deductible under the policy for the loss.

     B. If before closing, condemnation proceedings are commenced against any part of the Property, Buyer may:
          (1) terminate this Contract by providing written notice to Seller within 15 days after Buyer is advised of the condemnation proceedings and the earnest money, less the independent consideration paid for Buyer's right to terminate under Paragraph 7B{3), will be refunded to Buyer; or
          (2) appear and defend the condemnation proceedings and any award will, at Buyer's election, belong to:
               (a) Seller and the sales price will be reduced by the same amount; or
               (b)  Buyer  and  the  sales  price  will  not  be  reduced.


Initiated for identification by Buyer_____, and Seller _____.       Page 7 of 11

                Improved Property Commercial Contract concerning
            9009 Airport Blvd., Houston, Harris County, Texas 77061
            -------------------------------------------------------


15.  DEFAULT:

     A. If Buyer fails to comply with this Contract, Buyer is in default and Seller may:
          (1) enforce specific performance, or seek other relief as may be provided by law, or both; or
          (2) terminate this Contract and receive the earnest money as liquidated damages, thereby releasing the parties from this Contract.

     B. If, without fault, Seller is unable within the time allowed to deliver the estoppel certificates or the commitment, Buyer may:
          (1) terminate this Contract and receive the earnest money, less the independent consideration paid for Buyer's right to terminate under Paragraph 7B(3), as the sole remedy; or
          (2) extend the time for performance up to 15 days and the closing will be extended as necessary.

     C. Except as provided in Paragraph 15B, if Seller fails to comply with this Contract, Seller is in default and Buyer may:
          (1) enforce specific performance, or seek such other relief as may be provided by law, or both; or
          (2) terminate this Contract and receive the earnest money, less the independent consideration paid for Buyer's right to terminate under Paragraph 7B{3), as liquidated damages, thereby releasing the parties from this Contract.

16. ATTORNEY'S FEES: If Buyer, Seller, any broker, or any escrow agent is a prevailing party in any legal proceeding brought under or with relation to this Contract or this transaction, such party is entitled to recover from the non- prevailing parties all costs of such proceeding and reasonable attorney's fees. This Paragraph 16 survives closing.

17.  ESCROW:

     A. At closing, the earnest money must be applied first to any cash down payment, then to Buyer's closing costs, and any excess will be refunded to Buyer.

     B. If both parties make written demand for the earnest money, escrow agent may require payment of unpaid expenses incurred on behalf of the parties and a written release of liability of escrow agent from all parties.

     C. If one party makes written demand for the earnest money, escrow agent will give notice of the demand by providing to the other party a copy of the demand. If escrow agent does not receive written objection to the demand from the other party within 30 days after the date escrow agent sent the demand to the other party, escrow agent may disburse the earnest money to the party making demand, reduced by the amount of unpaid expenses incurred on behalf of the party receiving the earnest money and escrow agent may pay the same to the creditors.

     D. Escrow agent will deduct the independent consideration paid for Buyer's right to terminate under Paragraph 7B(3) before disbursing any earnest money to Buyer and will pay the independent consideration to Seller.

     E. If escrow agent complies with this Paragraph 17, each party hereby releases escrow agent from all claims related to the disbursal of the earnest money.

     F. Notices under this Paragraph 17 must be sent by certified mail, return receipt requested. Notices to escrow agent are effective upon receipt by escrow agent.

18.  MATERIAL  FACTS:

     A.   To the best of Seller's knowledge and belief: (Check (1) or (2) only.)

      [_] (1) Seller is not aware of any material defects to the Property except as stated in the attached Property Condition Statement.

      [X] (2) Seller is not aware of any of the following, except as described otherwise in this Contract:
               (a)  any  material  physical  defects  to  the  Property;
               (b) any pending or threatened litigation, condemnation, or assessment affecting the Property;
               (c) any environmental hazards or conditions that affect the Property;
               (d) whether the Property is or has been used for the storage or disposal of hazardous materials or toxic waste, a dump site or landfill, or any underground tanks or containers;


Initiated for identification by Buyer_____, and Seller _____.       Page 8 of 11

                Improved Property Commercial Contract concerning
            9009 Airport Blvd., Houston, Harris County, Texas 77061
            -------------------------------------------------------


Buyer at:      RCI Holdings, Inc.                   Seller at:     McNeil Interests, Inc.
               10959 Cutten Road                                   P. O. Box 752423
               Houston, TX 77066                                   Houston, TX 77275-2423
Phone:         281-397-6730                         Phone:         713-249-1234
Fax:           281-397-6765                         Fax:           281-992-9739

With copy to:  Robert D. Axelrod                    With copy to:  Wilka Toppins
               Axelrod, Smith & Kirshbaum                          The Toppins Law Firm, P.C.
               5300 Memorial Drive, Suite 700                      4900 Woodway Drive, Suite 1150
               Houston, TX 77007                                   Houston, TX 77056
Phone:         713-861-1996                         Phone:         713-621-8855
Fax:           713-552-0202                         Fax:           713-621-5570

               David S. Komiss II
               David S. Komiss II, P.C.
               6750 West Loop South, Suite 120
               Bellaire, TX 77401
Phone:         713-665-2500
Fax:           713-665-7070

20. FEDERAL TAX REQUIREMENT: If Seller is a "foreign person" as defined by applicable law, or if Seller fails to deliver at closing an affidavit that Seller is not a foreign person, then Buyer will withhold from the sales proceeds at closing an amount sufficient to comply with applicable tax law and deliver the amount withheld to the Internal Revenue Service (IRS), together with appropriate tax forms. IRS regulations require filing written reports if cash in excess of specified amounts is received in the transaction.

21. DISPUTE RESOLUTION: The parties agree to negotiate in good faith in an effort to resolve any dispute related to this Contract that may arise. If the dispute cannot be resolved by negotiation, the parties will submit the dispute to mediation before resorting to arbitration or litigation and will equally share the costs of a mutually acceptable mediator.

22.  AGREEMENT  OF  THE  PARTIES:

     A. This Contract is binding on the parties, their heirs, executors, representatives, successors, and permitted assigns.

     B. This Contract is to be construed in accordance with the laws of the State of Texas.

     C. This Contract contains the entire agreement of the parties and may not be changed except by written agreement.

     D. If this Contract is executed in a number of identical counterparts, each counterpart is an original and all counterparts, collectively, constitute one agreement.

     E. Buyer [X] may [_] may not assign this Contract, If Buyer assigns this Contract, Buyer will be relieved of any future liability under this Contract only if the assignee assumes, in writing, all of Buyer's obligations under this Contract. Such free assignability in favor of Buyer shall only be to an entity owned or controlled by, an affiliate of, or a subsidiary of Buyer, otherwise consent of the Seller will be required, which consent will not be untimely or unreasonably withheld.


Initiated for identification by Buyer_____, and Seller _____.       Page 9 of 11

                Improved Property Commercial Contract concerning
            9009 Airport Blvd., Houston, Harris County, Texas 77061
            -------------------------------------------------------


     F. Addenda which are part of this Contract are: (Check all that apply.) [X] (1) Property Description Exhibit identified in Paragraph 2;
      [_] (2)  Condominium  Addendum;
      [_] (3)  Financing  Addendum;
      [_] (4)  Commercial  Property  Condition  Statement;
      [_] (5) Addendum for Sellers Disclosure of Information on Lead-Based Paint and Lead-Base Paint Hazards;
      [_] (6)  Notice  to  Purchaser  of  Real  Property  in  a  Water District;
      [_] (7)  Addendum  for  Coastal  Area  Property;
      [_] (8) Addendum for Property Located Seaward of the Gulf Intracoastal Waterway; and
      [_] (9)  ________________________________________________________________.

23. TIME: Time is of the essence in this Contract. The parties require strict compliance with the times for performance. If the last day to perform under a provision of this Contract falls on a Saturday, Sunday, or legal holiday, the time for performance is extended until the end of the next day which is not a Saturday, Sunday, or legal holiday.

24. EFFECTIVE DATE: The effective date of this Contract for the purpose of performance of all obligations is the date the escrow agent receipts this Contract after all parties execute this Contract.

25.  ADDITIONAL  NOTICES:

     A. Buyer should have an abstract covering the Property examined by an attorney of Buyer's selection, or Buyer should be furnished with or obtain a title policy.

     B. If the Property is situated in a utility or other statutorily created district providing water, sewer, drainage, or flood control facilities and services, Chapter 49, Texas Water Code, requires Seller to deliver and Buyer to sign the statutory notice relating to the tax rate, bonded indebtedness, or standby fees of the district before final execution of this Contract.

     C. If the Property adjoins or shares a common boundary with the tidally influenced submerged lands of the state, Sec.33.135, Texas Natural Resources Code, requires a notice regarding coastal area property to be included as part of this Contract.

     D. If the Property is located seaward of the Gulf Intracoastal Waterway, Sec.61.025, Texas Natural Resources Code, requires a notice regarding the seaward location of the Property to be included as part of this Contract.

     E. If the Property is located outside the limits of a municipality, the Property may now or later be included in the extra-territorial jurisdiction (ETJ) of a municipality and may now or later be subject to annexation by the municipality. Each municipality maintains a map that depicts its boundaries and ETJ. To determine if the Property is located within a municipality's ETJ, Buyer should contact all municipalities located in the general proximity of the Property for further information,

     F. If any apartments or other residential units are part of the Property and those units were built before 1978, federal law requires a lead-based paint and hazard disclosure statement to be made part of this Contract.

     G. Brokers are not qualified to perform property inspections, surveys, engineering studies, environmental assessments, or inspections to determine compliance with zoning, governmental regulations, or laws. Buyer should seek experts to perform such services. Selection of experts, inspectors, and repairmen is the responsibility of Buyer and not the brokers.

26. CONSTRUCTION: The parties acknowledge that their attorneys have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

27. CONTRACT AS OFFER: The execution of this Contract by the first party constitutes an offer to buy or sell the Property. Unless the other party accepts by 5:00 p.m., in the time zone in which the Property is located, on March, 2006, the offer will lapse and become null and void.
     ------------


Initiated for identification by Buyer_____, and Seller _____.      Page 10 of 11

                Improved Property Commercial Contract concerning
            9009 Airport Blvd., Houston, Harris County, Texas 77061
            -------------------------------------------------------


THIS  CONTRACT  IS NOT THE ORIGINAL FORM PROMULGATED BY THE TEXAS ASSOCIATION OF
                   ---
REALTORS, BUT HAS BEEN MODIFIED TO REFLECT THE CONDITIONS OF THIS PURCHASE AND SALE.

THIS  IS  A  LEGALLY BINDING CONTRACT. READ IT CAREFULLY. THE BROKERS AND AGENTS
MAKE NO REPRESENTATION OR RECOMMENDATION AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS DOCUMENT OR TRANSACTION. CONSULT YOUR ATTORNEY BEFORE SIGNING.


Buyer's                                           Seller's
Attorneys:  Robert D. Axelrod                     Attorney:  Wilka Toppins
            Axelrod, Smith & Kirshbaum                       The Toppins Law Firm, P.C.
            5300 Memorial Drive, Suite 700                   4900 Woodway Drive, Suite 1150
            Houston, TX 77007                                Houston, TX 77056
Phone:      713-861-1996                          Phone:     713-621-8855
Fax:        713-552-0202                          Fax:       713-621-5570

            David S. Komiss II
            David S. Komiss II P.C.
            David S. Komiss II, P.C.
            6750 West Loop South, Suite 120
            Bellaire, TX 77401
Phone:      713-665-2500
Fax:        713-665-7070


BUYER                                             SELLER:

RCI HOLDINGS, INC.                                MCNEIL INTERESTS, INC.

BY: /s/ Eric S. Langan                            BY: /s/ Ricky McNeil
   ------------------------------                     ------------------------------
   Eric S. Langan, President                          Ricky McNeil, President

                                 ESCROW RECEIPT

Escrow agent acknowledges receipt of:

[X]  A.  the  Contract  on  this  day  March  23,  2006  (effective  date);
                                       ----------------

[X]  B.  earnest  money  in  the amount of $ 5,000.00 in the form of personal/co
                                                                     -----------
     check  on  this  day  March  23,  2006
     -----                 ----------------

                                         AMERITRUST TITLE COMPANY
                                         Escrow Agent

                                         By: /s/ illegible
                                            --------------------------------
                                         Name:
                                         Title:

                                         Address:  11211 Katy Freeway, Suite 150
                                                   Houston, TX 77079

                                         Phone:    713-463-0400
                                         Fax:      713-463-9854


Initiated for identification by Buyer_____, and Seller _____.      Page 11 of 11

                                  EXHIBIT "A"

                                Legal Description
                                -----------------

                    [to be attached to the required Survey]

                                                                           11094
RICK'S CABARET INTERNATIONAL, INC.
         10959 CUTTEN RD.                JP MORGAN CHASE BANK, N.A.
        HOUSTON, TX 77066                   DALLAS, TEXAS 95201
          (281) 397-6730                         32-61-1110

                                                                 Mar 14, 2006

PAY TO THE
ORDER OF    Ameritrust Title             No.  11094              $*****$5,000.00

     Five Thousand and 00/100 Dollars                                    DOLLARS

     Aneritrust Title
                                                         VOID AFTER 90 DAYS

MEMO
   payment for 9009 Airport Blvd                           /s/ illegible
                                                       -------------------------
GF-1997           011094   111000614      1592668998


RICK'S CABARET INTERNATIONAL, INC.                                                              11094
Invoice                                     Invoice         Invoice          Discount         Amount
Number            Reference                 Date            Amount           Amount            Paid

                  I/C - Reference Holding                                                    5,000.00